EXHIBIT 10.14

PATENT CROSS-LICENSE AGREEMENT

This PATENT CROSS-LICENSE AGREEMENT (this “Agreement”) is made and entered into as of November 12, 2004 (the “Effective Date”) by and between, on the one hand, Polycom, Inc., a Delaware corporation, having offices at 4750 Willow Road, Pleasanton, CA 94588 (“Polycom”), and, on the other hand, Avistar Communications Corporation, a Delaware corporation, (“Avistar Communications”) having offices at 555 Twin Dolphin Drive, Suite 360, Redwood Shores, California 94065 together with its wholly owned subsidiary Collaboration Properties, Inc., a Nevada corporation, (“CPI”) having offices at 555 Twin Dolphin Drive, Suite 360, Redwood Shores, California 94065 (collectively, “Avistar “) (Polycom and Avistar are individually referred to herein as a “party,” and collectively as the “parties”).

WITNESSETH

WHEREAS, Avistar has filed claims against Polycom for patent infringement in an action styled Collaboration Properties, Inc. v. Polycom, Inc., Case # 02-CV-04591, pending in the United States District Court for the Northern District of California, and Polycom has asserted counterclaims for, inter alia, patent infringement, invalidity and unenforceability, against Avistar (the “Litigation”);

WHEREAS, Polycom and Avistar are concurrently entering into a Settlement Agreement under which the parties are settling and releasing all outstanding claims and dismissing all litigation between them (“Settlement Agreement”); and

WHEREAS, each party desires to acquire licenses to patents of the other party on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the above and the mutual covenants and promises hereinafter contained, the parties agree as follows:

ARTICLE I – DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

1.1                                 “Avistar Patents” means all Patents worldwide (i) that have a Priority Date on or before the end of the Capture Period (including those that have a Priority Date prior to the Effective Date); and (ii) for which Avistar or any of its Subsidiaries has as of the Effective Date, or obtains at any time during the term of this Agreement, ownership or other right to grant licenses to Polycom or any of its Subsidiaries of or within the scope granted herein without requiring payment of royalties or other incremental consideration by Avistar or any of its Subsidiaries to a Third Party (except payments to Subsidiaries or to a Third Party for inventions made by such Third Party while

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

employed by Avistar or any of its Subsidiaries). The term “Avistar Patents” includes all Patents asserted against Polycom in the Litigation.

1.2                                 “AvistarVOSTM Products” means (i) Avistar’s networked architecture and video operating system products, currently know as AvistarVOSTM, including AvistarVOSTM Client and AvistarVOSTM Server; (ii) related product offerings of Avistar and its Subsidiaries, including applications running on AvistarVOSTM; and (iii) [***] to the [***].

1.3                                 “Capture Period” means any time on or prior to the fifth (5th) anniversary of the Effective Date.

1.4                                 “Change of Control” means a transaction or series of related transactions (other than a transaction or series of related transactions effected solely for the purposes of changing the form or jurisdiction of organization of an entity, or a pledge of assets pursuant to a credit agreement with an unrelated bank, bank group or other financial institution) in which either (i) a party consolidates or merges with or into another Person, or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, or any Person consolidates with, or merges with or into, a party, in each case unless the direct and indirect holders of aggregate Voting Power of the party immediately prior to the transaction or series of related transactions will hold, directly or indirectly, more than fifty percent (50%) of the aggregate Voting Power of the surviving or transferee Person immediately after the transaction or series of related transactions; or (ii) any Person or “group” (as such term is used in Rule 13d-5 under the United States Securities Exchange Act of 1934) is or becomes, or has the right to become, the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the total aggregate Voting Power of a party. Notwithstanding the foregoing, the purchase of stock of a party shall not constitute a Change of Control to the extent that the purchase is by a financial investor who does not conduct, and does not have any Subsidiary that conducts and is not a Subsidiary of any Person that conducts, any manufacture, development, distribution, support or marketing of any video, communications or networking products; provided, however, that the licenses granted hereunder to or by the acquired party shall not extend to or from either the financial investor (or any Person owned by the financial investor that is used to acquire the acquired party) or any of its Subsidiaries other than the acquired party and the Subsidiaries of such acquired party.

1.5                                 “Economic Interest” means rights of a party to receive, directly or indirectly, a share of the profits of a Subsidiary associated with securities or other equity or ownership interest in such Subsidiary (including, for example, rights to receive dividends and other profit distributions), whether or not actually distributed.

1.6                                 “Existing Products” means products that, as of a given date, either (i) have been made commercially available by a given Person or its Subsidiary, (ii) are under substantial development by a given Person or any of its Subsidiaries as of the given date and are made commercially available within twelve (12) months after the given date; or (iii) are bug fixes or error corrections to products described in subsection (i) or (ii) above.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

1.7                                 “[***]” means [***] (regardless of [***] name) that are [***],[***], [***] or [***] of [***], or are [***] with [***] or [***] or [***] as [***], in all cases [***] and in substantial [***] on [***] and/or technologies [***] or [***] by such party or its Subsidiaries other than [***] an [***] (as such term is defined in Section [***] below) as a result of a [***] of [***].

1.8                                 “Licensed Products” means all current and future products of a party or any of its Subsidiaries (except as otherwise limited in Sections 2.5 and 2.6 below). Licensed Products include all products of each party and its Subsidiaries accused of infringing Avistar Patents or Polycom Patents, as applicable, in the Litigation.

1.9                                 “Patents” means (i) all classes or types of utility patents, including utility models, invention certificates, continuations, divisionals, continuations-in-part, reexaminations, reissues, extensions and renewals, in all countries of the world; and (ii) all applications, and rights to inventions for which applications may be filed, for these classes or types of patents in all countries of the world. For the avoidance of doubt, the term “Patents” does not include any design patents, copyrights, trademarks, mask work rights, or trade secret rights (even if such trade secrets may have been patentable during the Capture Period).

1.10                           “Person” shall mean an individual, trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legal or governmental entity, worldwide.

1.11                           “Polycom Patents” means all Patents worldwide (i) that have a Priority Date on or before the end of the Capture Period (including those that have a Priority Date prior to the Effective Date); and (ii) for which Polycom or any of its Subsidiaries has as of the Effective Date, or obtains at any time during the term of this Agreement, ownership or other right to grant licenses to Avistar or any of its Subsidiaries of or within the scope granted herein without requiring payment of royalties or other incremental consideration by Polycom or any of its Subsidiaries to a Third Party (except payments to a Subsidiary or to a Third Party for inventions made by such Third Party while employed by Polycom or any of its Subsidiaries). The term “Polycom Patents” includes all Patents asserted against Avistar in the Litigation.

1.12                           “Priority Date” means the earliest effective filing date to which any Patent is entitled as a basis for priority in a particular country. By way of example, it is understood that the Priority Date for a United States patent is the earliest of (i) the actual filing date of the United States patent application which issued into such patent, (ii) the priority date under 35 U.S.C. § 119 for such patent, or (iii) the priority date under 35 U.S.C. § 120 for such patent.

1.13                           “Related Patents” means, with respect to any Patent, any continuations, divisionals, continuations-in-part, parents, counterparts, reexaminations, reissues, extensions and renewals, in all countries of the world.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

1.14                           “Subsidiary” means, with respect to a given party or Person (the “Parent”), any other Person where the Parent directly or indirectly owns or controls (i) more than fifty percent (50%) of the aggregate Voting Power of such other Person, or (ii) in countries where the percentage ownership by a foreign Parent is limited by law to no more than fifty percent (50%), the maximum percentage of the aggregate Voting Power permitted under applicable law, but in no event less than forty five percent (45%). A Person shall be deemed to be a Subsidiary under this Agreement only so long as such ownership or control exists. Notwithstanding the foregoing, a Subsidiary of a party shall only be entitled to receive the benefit of the licenses and covenants granted under this Agreement to its Parent so long as such party also has (and has not contractually or otherwise forfeited) a percentage Economic Interest in such Subsidiary at least equal to the minimum percentage of Voting Power required under (i) or (ii) above, as applicable (“Minimum Economic Interest”). It is understood that, with respect to a Subsidiary, the Minimum Economic Interest is only required for purposes of receiving the benefit of licenses and covenants granted under this Agreement to its Parent and shall not be construed as restricting a Subsidiary’s obligation to grant licenses and covenants under this Agreement.

1.15                           “Third Party” means a Person other than a party to this Agreement or a Subsidiary of a party to this Agreement.

1.16                           “Voting Power” means the right to exercise voting power with respect to the election of directors or similar managing authority of a Person (whether through direct or indirect beneficial ownership of shares or securities of such Person or otherwise).

ARTICLE II– LICENSE GRANTS

2.1                                 Avistar License to Polycom. Subject to the limitations set forth in Sections 2.5 and 2.6, Avistar and its Subsidiaries hereby grant to Polycom and its Subsidiaries a non-exclusive, fully paid-up, worldwide license, under the Avistar Patents, to make, have made, use, lease, sell (directly and indirectly through multiple tiers of distribution), offer to sell and import Licensed Products and to practice any process, method or procedure. Without limiting the foregoing, and notwithstanding anything to the contrary, Avistar covenants, on its own behalf and on behalf of its Subsidiaries, that it will not assert claims of infringement of any of the Avistar Patents against Polycom, its Subsidiaries, [***] of [***] ([***] or [***]),[***] ([***] or [***]),[***] ([***] or [***], including [***]) or [***] ([***] and [***]) with respect to any [***] of [***] or its [***] and/or [***] conferencing [***], including both [***] and [***], with [***] (whether from [***], its Subsidiaries or [***]) where such [***] (or its Subsidiaries’) [***] and/or [***] products are [***] for [***] in such [***].

2.2                                 Polycom License to Avistar. Subject to the limitations set forth in Sections 2.5 and 2.6, Polycom and its Subsidiaries hereby grant to Avistar Communications and its Subsidiaries (including CPI) a non-exclusive, fully paid-up, worldwide license, under the Polycom Patents to make, have made, use, lease, sell (directly and indirectly through multiple tiers of distribution),

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

offer to sell and import Licensed Products and to practice any process, method or procedure. Without limiting the foregoing, and notwithstanding anything to the contrary, Polycom covenants, on its own behalf and on behalf of its Subsidiaries, that it will not assert claims of infringement of any of the Polycom Patents against Avistar, its Subsidiaries (including CPI), [***] of [***] ([***] or [***]), [***] ([***] or [***]), [***] ([***] or [***], including [***]) or [***] ([***] or [***]) with respect to any [***] of [***] or its [***] and/or [***] conferencing [***], including both [***] and [***], with [***] (whether from [***], its Subsidiaries or [***]) where such [***] (or Avistar’s Subsidiaries’) [***] and/or [***] products are [***] for [***] in such [***].

2.3                                 Distribution of Software Products. It is understood that Licensed Products that are software may be distributed by providing a copy to a customer or VAR, OEM or other distributor and allowing the customer or VAR, OEM or other distributor to reproduce the software. The patent licenses set forth in Sections 2.1 and 2.2 shall extend to such software products and may include modifications where the software products are reproduced and distributed in substantially the same form as provided by the licensed party or its Subsidiary to the respective customer or VAR, OEM or other distributor, including modifications for installation, interoperability or integration with other software, systems or environments.

2.4                                 Indirect Infringement. During the term of this Agreement, each party and its Subsidiaries covenant not to sue the other party and its Subsidiaries on any claim that the other party or any of its Subsidiaries contributorily infringes or induces infringement of any Avistar Patent or Polycom Patent, as applicable. Each party agrees that this Section 2.4 shall not be construed as providing any rights or licenses to any Third Party.

2.5                                 No Right to Act as a Foundry or Contract Manufacturer. The licenses set forth in Sections 2.1 and 2.2 shall not include the right, under any Avistar Patents or Polycom Patents, to manufacture or have manufactured products as a foundry or contract manufacturer for a Third Party based on designs provided by such Third Party.

2.6                                 Have Made Rights; Covenant Regarding [***].

(a)                                  The “have made” rights under the licenses set forth in Sections 2.1 and 2.2 only apply when the designs, working drawings or specifications for the respective Licensed Product are owned or licensed and provided by a party or its Subsidiary and do not extend to “off the shelf” products of a Third Party supplier that are made generally available by such supplier to other Third Parties.

(b)                                 If either party or any of its Subsidiaries [***] a [***] of a [***] for [***] as a [***] in a [***], [***] or [***] (the party’s or its Subsidiary’s [***] being a “[***]”) which [***] is a [***] of such party or any of its Subsidiaries (except with respect to the [***] as a [***] therein), then the other party and its Subsidiaries hereby agree not to assert any claim of infringement of any Avistar Patents or Polycom Patents, as applicable, against [***] such party or any of its Subsidiaries with respect to the [***], [***], [***], [***] and/or [***] of the respective [***] as a [***] in such [***];[***] any [***] ([***] or [***]), [***] ([***] or [***]) or [***] ([***] or [***],

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

including [***]) or [***] ([***] and [***]) of such party or any of its Subsidiaries with respect to the [***] for the [***], [***], [***] for [***] and/or [***] of the respective [***] as a [***] in such [***]. It is expressly acknowledged and agreed that each party reserves the right to bring a suit for patent infringement against the [***], including with respect to the [***] as a [***] of the [***], without restriction or limitation by this Section 2.6.

2.7                                 Subsidiaries. Each party intends for this Agreement to extend to all of its Subsidiaries with respect to the licenses granted by such party to the other party under this Agreement. The parties agree that, to the extent they are not already bound, each party shall use best efforts to ensure that all such Subsidiaries are bound by the terms of this Agreement. If any Subsidiary of a party is not bound to this Agreement for any reason and makes an assertion of infringement that would be precluded by the releases, licenses and covenants hereunder if such Subsidiary were bound, then such party shall indemnify and hold harmless the other party and its Subsidiaries and their resellers (direct and indirect), distributors (direct and indirect), customers (direct and indirect, including OEM customers) and end users (direct and indirect) for any costs and expenses (including reasonable fees of attorneys and other professionals), liabilities, damages and losses resulting from such assertion of infringement.

2.8                                 Non-Circumvention.

(a)                                  Each party agrees to take all steps that are reasonable and in good faith under the circumstances to ensure that all Patents are licensed under this Agreement that are directed to inventions that are made by its and its Subsidiaries’ employees and/or individual contractors.

(b)                                 Both parties understand and acknowledge that there are circumstances in which a party could reasonably agree in good faith with an independent Third Party that the party would forgo rights to license and/or enforce Patents directed to inventions developed in conjunction with employees and/or contractors of or for such Third Party. For example, both parties understand that it could be reasonable under the circumstances for a party to agree in good faith to forgo rights to license and/or enforce Patents directed to inventions that arise out of:  (i) bona fide joint development projects based in substantial part on the pre-existing technology of an independent Third Party; or (ii) bona fide joint development projects undertaken with the significant assistance of the employees and/or contractors of an independent Third Party.

(c)                                  If a party, in good faith, does not obtain the right to grant licenses and covenants under a Patent of the full scope set forth in this Agreement, then the releases, licenses and covenants granted under such Patent shall be of the broadest scope that such party or any of its Subsidiaries has the right to grant.

(d)                                 If a Patent is subject to payment obligations to a Third Party (other than to a Third Party for inventions made by such Third Party while employed by the respective party or any of its Subsidiaries) and would otherwise qualify as an Avistar Patent or Polycom Patent, as applicable, the other party shall have the right to include such Patent under the licenses and

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

covenants granted to such other party and its Subsidiaries under this Agreement so long as such other party agrees in writing to, and actually does, make all payments required to be made to the Third Party as a result of such licenses and covenants and holds the granting party harmless with respect to such payment obligations.

(e)                                  If a party or any of its Subsidiaries owns or has the right to enforce, or can control or cause the enforcement of, or has a financial interest in the enforcement of any Patent that would qualify as a Avistar Patent or Polycom Patent, as applicable, if owned by the respective party or any of its Subsidiaries, such party and its Subsidiaries shall not take any action to enforce or permit or cause the enforcement of such Patent against the other party or any of its Subsidiaries within the scope of the licenses and covenants set forth in this Agreement.

(f)                                    If a party or any of its Subsidiaries is entitled to receive any share of money damages and/or royalties for a Patent owned solely or jointly by a Third Party and cannot prevent the independent enforcement of such Patent by the Third Party notwithstanding compliance with its obligations under subsection (a) and (e) above, then such party and its Subsidiaries shall reimburse the other party and its Subsidiaries for any such amounts which it is entitled to receive and actually receives if such Patent is enforced against such other party or its respective Subsidiary.

2.9                                 No Other Rights. No rights or licenses are granted under any Patents except as expressly provided herein, whether by implication, estoppel or otherwise. Without limiting the foregoing sentence, (i) no right to grant sublicenses is granted under the licenses set forth this Agreement; (ii) except as expressly set forth in Section [***], no license is granted, either directly or by implication, estoppel or otherwise, to any Third Party for the combination of any Licensed Products purchased from a party or its Subsidiary with any other items that are not Licensed Products; and (iii) no right or license is granted under any design patent, copyrights, trademarks, mask work rights, or trade secret rights of either party or any of its Subsidiaries.

2.10                           Negation of Avistar Patent Warranties. With respect to the licenses granted by Avistar to Polycom and its Subsidiaries pursuant to this Article II, nothing in this Agreement shall be construed (i) as a warranty or representation by Avistar as to the validity or scope of the Avistar Patents; (ii) as a warranty or representation that anything made, used, sold, imported or otherwise disposed of under the license granted by Avistar is or will be free from infringement of the Patents, copyrights, trade secrets, trademarks or other rights of any Third Parties; (iii) as granting by implication, estoppel or otherwise any licenses or rights under Patents or other intellectual property rights of Avistar other than as express granted in this Article II, regardless of whether such Patents are dominant or subordinate to the Avistar Patents; or (iv) (a) to require Avistar to file any Patent application, (b) a warranty that Avistar will be successful in securing the grant of any Patent or reissue or extensions thereof, or (c) to require Avistar to pay any maintenance fees or take any other stapes to maintain the Avistar Patents. Avistar does not assume any responsibility for the manufacture or use of any product manufactured or sold under the license granted in Section 2.1. All warranties in connection with such products shall be made exclusively by Polycom or its Subsidiaries as the manufacturers or sellers of such products.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

2.11                           Negation of Polycom Patent Warranties. With respect to the licenses granted by Polycom and its Subsidiaries to Avistar pursuant to this Article II, nothing in this Agreement shall be construed (i) as a warranty or representation by Polycom or its Subsidiaries as to the validity or scope of the Polycom Patents; (ii) as a warranty or representation that anything made, used, sold, imported or otherwise disposed of under the license granted by Polycom or its Subsidiaries is or will be free from infringement of the Patents, copyrights, trade secrets, trademarks or other rights of any Third Parties; (iii) as granting by implication, estoppel or otherwise any licenses or rights under patents or other intellectual property rights of Polycom or its Subsidiaries other than as express granted in this Article II, regardless of whether such Patents are dominant or subordinate to the Polycom Patents; or (iv) (a) to require Polycom or its Subsidiaries to file any Patent application, (b) a warranty that Polycom or its Subsidiaries will be successful in securing the grant of any Patent or reissue or extensions thereof, or (c) to require Polycom or its Subsidiaries to pay any maintenance fees or take any other stapes to maintain the Polycom Patents. Polycom and its Subsidiaries do not assume any responsibility for the manufacture or use of any product manufactured or sold under the license granted in Section 2.2. All warranties in connection with such products shall be made exclusively by Avistar as the manufacturer or seller of such products.

ARTICLE III – TERM AND TERMINATION

3.1                                 Term. The term of this Agreement shall commence upon the Effective Date and shall continue until the expiration of the last to expire of the Polycom Patents and Avistar Patents. All licenses and covenants granted under this Agreement are irrevocable and non-terminable (except to the extent such licenses may be limited as expressly set forth in Article IV or Section 6.7).

ARTICLE IV– CHANGE OF CONTROL AND SUBSIDIARIES

4.1                                 Change of Control. In the event of a Change of Control of either Polycom or Avistar:

(a)                                  The Licensed Products of the party subject to the Change of Control (“Acquired Party”) shall be limited to Existing Products of the Acquired Party and its Subsidiaries at the time of the Change of Control and [***] thereto. The licenses granted under this Agreement shall not apply to Existing Products of (i) any Third Party involved in such Change of Control or any of its Subsidiaries (collectively, the “Acquirer”) at the time of the Change of Control or any [***] thereto, or (ii) any Person that is acquired by the Acquirer or any of its Subsidiaries subsequent to the Change of Control, including any Person acquired by the Acquired Party subsequent to the Change of Control. The Licensed Products of the non-Acquired Party shall not be limited as a result of the Change of Control.

(b)                                 The licenses and covenants granted by each of the parties under this Agreement shall be limited solely to those Patents owned or licensable by each party and its

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Subsidiaries prior to the date of the Change of Control and shall not extend to any Patents of the Acquirer. If the Capture Period has not already ended, the Capture Period (as applicable to both parties) shall be shortened to terminate as of the effective date of the Change of Control.

(c)                                  A subsequent Change of Control of the Acquired Party shall not be construed as further limiting or expanding the licenses granted to the Acquired Party. In such event, the Licensed Products of the Acquired Party shall remain limited to the Existing Products of the Acquired Party and its Subsidiaries at the time of the initial Change of Control and [***] thereto as described in Section 4.1(a) above.

4.2                                 Subsidiaries.

(a)                                  New Subsidiaries. If a Person becomes a Subsidiary of a party after the Effective Date, then: (x) such Subsidiary shall be granted the licenses and covenants set forth in this Agreement; and (y) the Patents of such Subsidiary shall be subject to the licenses and covenants granted to the other party and its Subsidiaries under this Agreement. In addition, if the other party is not Actively Engaged (as defined below) with such Person regarding infringement of Avistar Patents or Polycom Patents, as the case may be, at the time such Person enters into a definitive agreement to become a Subsidiary of a party, then: (a) such Subsidiary shall be released from any liability for past infringement of Avistar Patents or Polycom Patents, as applicable, within the scope of the licenses and covenants granted in this Agreement ; and (b) the other party and its Subsidiaries shall be released from any liability for past infringement of the Patents of such Subsidiary within the scope of the licenses and covenants granted in this Agreement. As used above, “Actively Engaged” means that the other party (i) has sued and served a complaint upon the respective Person for infringement of Avistar Patents or Polycom Patents, as applicable, and such suit remains pending; or (ii) has provided written notice of patent infringement of Avistar Patents or Polycom Patents, as applicable, to the respective Person and is actively engaged in negotiations to grant a royalty-bearing license to the respective Person for such Avistar Patents or Polycom Patents, as applicable, including the exchange, by both sides, of definitive terms for the respective agreement.

(b)                                 Former Subsidiaries. Except as otherwise expressly set forth in Section 4.4 below, if a Person (including CPI if it ceases to qualify as a Subsidiary of Avistar Communications) ceases to qualify as a Subsidiary of a party (“Former Subsidiary”), then:

(i)             the licenses and covenants granted to the Former Subsidiary shall terminate on the date the Former Subsidiary ceases to be a Subsidiary under this Agreement; and

(ii)          The licenses and covenants granted hereunder to the other party and its Subsidiaries with respect to Patents of the Former Subsidiary shall continue until the expiration of each such Patents, including Patents based on applications filed prior to the date it ceased to be a Subsidiary under this Agreement and Related Patents; provided, however, that such licenses and covenants shall not extend to Patents of the Former Subsidiary where the Former Subsidiary first acquires rights to such Patents after the date it ceases to be a Subsidiary under this Agreement.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

4.3                                 Divestiture of Business or Assets. Except as otherwise expressly set forth in Section 4.4 below:

(a)                                  If a party or any of its Subsidiaries spins out or transfers a portion of its business or assets such that the spun-out or transferred business or assets are no longer part of a party or any of its Subsidiaries under this Agreement, then the licenses and covenants granted to such party under this Agreement shall not extend to such business (or with respect to the products manufactured, distributed, imported, marketed, leased, sold or used by such business) or assets after the spin out or transfer.

(b)                                 If a party or any of its Subsidiaries assigns or transfers any Avistar Patents or Polycom Patents, as applicable, the licenses and covenants granted to the other party and its Subsidiaries with respect to those Patents shall remain in effect, and the transferring party or Subsidiary shall enter into a written agreement with the transferee making any such assignment or transfer expressly subject to the licenses and covenants set forth in this Agreement.

4.4                                 [***] of Material [***].

(a)                                  If a party or any of its Subsidiaries [***][***] or [***] of the [***] or [***] of a [***] (as defined below) to a [***] (“[***]”) for a [***] of at [***][***] [***] ([***]) (whether [***],[***] or other [***] of [***]), then the [***] under [***] shall [***] to apply to the [***] of the [***] as of that date of [***] of such [***] that are [***] to the [***] notwithstanding such [***].

(b)                                 As used in this Section 4.4, a “[***]” means a material and substantial [***] of a [***] that has, among other things, all of the following: (i) all of the [***] for one or more [***], including at least [***] of [***]; (ii) [***] who [***] such [***]; (iii) [***] or other [***] relating to such [***]; and (iii) [***] related to such [***]. As used herein, a [***] involving a “[***]” as described herein may be an [***] or may be by [***] of a [***], in which event the provisions of this Section 4.4 shall apply, rather than the provisions of Section [***] and [***] above.

ARTICLE V–AvistarVOSTM PRODUCTS

5.1                                 Most Favored Rights. Polycom shall have the right, but not the obligation, to purchase AvistarVOSTM Products at a price, and on terms and conditions, that are no less favorable than those that Avistar or any of its Subsidiaries makes available to any other customer of the AvistarVOSTM Products purchasing the AvistarVOSTM products.

5.2                                 Audit. Avistar and its Subsidiaries agree to keep full, clear and accurate records to document and confirm compliance with its obligations under Section 5.1. Upon its purchase of AvistarVOSTM Products or request for a quote under which it may purchase AvistarVOSTM Products, Polycom shall have the right to have an independent auditor inspect and audit such records during regular business hours to confirm Avistar’s and its Subsidiaries’ compliance with Section 5.1. In no event shall such audit be held more than one time in a calendar year during,

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

unless an audit uncovers a material non-compliance. Polycom shall bear its own costs for such audit, unless the audit uncovers a material non-compliance, in which case Avistar shall reimburse Polycom for the costs of such audit.

ARTICLE VI– MISCELLANEOUS PROVISIONS

6.1                                 Representations and Warranties.

(a)                                  Each of the parties hereto represents and warrants that it has the right to grant the licenses and covenants granted by such party under this Agreement.

(b)                                 Polycom represents and warrants that (i) Polycom owns the Patents asserted against Avistar in the Litigation, and any Related Patents thereto, and has the right to grant licenses and covenants with respect to such Patents of the full scope set forth herein; (ii) no payment of consideration to any Third Party is required for the licenses granted with respect to Patents owned by Polycom or any of its Subsidiaries as of the Effective Date; (iii) neither Polycom nor any of its Subsidiaries has any parent, affiliate or joint venture (other than Polycom or its Subsidiaries under this Agreement) who owns or controls any Patents as of the Effective Date); and (iv) neither Polycom nor any of its Subsidiaries has assigned or otherwise transferred its rights to any Patents in the one (1) year period prior to the Effective Date which would otherwise qualify as Polycom Patents in the absence of such assignment or transfer.

(c)                                  Avistar represents and warrants that (i) Avistar owns the Patents asserted against Polycom in the Litigation, and any Related Patents thereto, and has the right to grant licenses and covenants with respect to such Patents of the full scope set forth herein; (ii) no payment of consideration to any Third Party is required for the licenses granted with respect to Patents owned by Avistar or any of its Subsidiaries as of the Effective Date; (iii) neither Avistar nor any of its Subsidiaries has any parent, affiliate or joint venture (other than Avistar or its Subsidiaries under this Agreement) who owns or controls any Patents as of the Effective Date); and (iv) neither Avistar nor its Subsidiaries has assigned or otherwise transferred its rights to any Patents in the one (1) year period prior to the Effective Date which would otherwise qualify as Avistar Patents in the absence of such assignment or transfer.

6.2                                 Confidentiality of Terms. Neither party shall disclose the terms of this Agreement without the prior written consent of the other party except:

(a)                                        to Subsidiaries of the parties in confidence;

(b)                                       to any governmental body having jurisdiction and specifically requiring such disclosure (in confidence to the extent allowed);

(c)                                        in response to a valid subpoena or as otherwise may be required by law (in confidence to the extent allowed);

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(d)                                       to the extent required, for the purposes of disclosure in connection with the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and any other reports filed with the Securities and Exchange Commission, or any other filings, reports or disclosures that may be required under applicable laws or regulations, provided however, that in the event either party determines it is necessary to disclose any terms beyond those included in the press releases attached as Exhibit B to the Settlement Agreement or that it is required to publicly file this Agreement or the Settlement Agreement, the disclosing party agrees to use commercially reasonable efforts to receive confidential treatment for information deemed sensitive and shall give the other party reasonable prior notice of its intention to disclose such information;

(e)                                        to a party’s accountants, legal counsel and other financial and legal advisors, subject to obligations of confidentiality;

(f)                                          as required during the course of litigation, subject to protective orders or other similar protections as applicable; or

(g)                                       to a [***] in connection with a [***] or [***], of or with [***] provided that such disclosure shall be (i) on a strictly limited, need-to-know basis, (ii) when such [***] is [***] to [***], and (iii) on terms applicable to the most confidential information disclosed by such party in connection with such [***] provided such terms are at least as restrictive as set forth herein;

provided, however, that prior to any such disclosure pursuant to paragraphs (c) and/or (f) hereof, the party seeking to make such disclosure shall notify the other party and take reasonable actions in an effort to minimize the nature and extent of such disclosure.

6.3                                 Notices. All notices required or permitted to be given hereunder shall be in writing and shall be delivered by hand, or if dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

If to Avistar:	Avistar Communications Corporation
Attn: Chief Financial Officer
555 Twin Dolphin Drive
Suite 360
Redwood Shores, California 94065

If to Polycom:	Polycom, Inc.
General Counsel
4750 Willow Road
Pleasanton, CA 94588

with a copy to:	Polycom, Inc.
Attn: Chief Financial Officer
4750 Willow Road
Pleasanton, CA 94588

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Such notices shall be deemed to have been served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party as above provided at such changed address.

6.4                                 Assignment. Neither party may assign this Agreement or any right or obligation under this Agreement without the prior written consent of the other party, except (i) as part of a Change of Control transaction as defined in subsection 1.4(i) above, in which event the licensed rights granted to such party hereunder shall be limited by the provisions set forth in Section 4.1 above; or (ii) as part of the transfer of all or substantially all of the business or assets of a party (whether by sale, merger, operation of law or otherwise) in a transaction that is not a Change of Control, solely because the direct and indirect holders of aggregate Voting Power of the party immediately prior to the transaction or series of related transactions will hold, directly or indirectly, more than fifty percent (50%) of the aggregate Voting Power of the surviving or transferee Person immediately after the transaction or series of related transactions. Any assignment made in contravention of the foregoing sentence shall be void ab initio and of no force or effect. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

6.5                                 Governing Law. This Agreement and matters connected with the performance thereof shall be construed, interpreted, applied and governed in all respects in accordance with the laws of the United States of America and the State of California, without reference to conflict of laws principles.

6.6                                 Dispute Resolution. If a dispute arises regarding this Agreement, or the interpretation, breach, termination or validity thereof, the senior management of both parties shall meet to attempt to resolve such disputes. If the senior management cannot resolve the dispute, the parties agree to meet for one (1) day with an impartial mediator to attempt to resolve such dispute. If the dispute is not resolved by such mediation, then the parties agree that such dispute shall be resolved by binding arbitration in San Francisco, California before three (3) arbitrators in accordance with the rules of the International Chamber of Commerce (“ICC”) in effect as of the Effective Date of this Agreement. The parties, their representatives, other participants and arbitrators shall hold the existence, content and result of arbitration in confidence, except as otherwise required or advisable in connection with securities filings or otherwise required by law. The award of the arbitrators may be entered in any court having jurisdiction thereof. This Section 6.6 shall not be construed as restricting or limiting either party’s ability to immediately assert a license or other defense in any litigation or other proceeding against such party, such party’s Subsidiaries, or its or their products or the resellers, distributors or customers of such products, regardless of jurisdiction or venue.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

6.7                                 Bankruptcy. Each party acknowledges that all rights and licenses granted by it under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(56) of the Bankruptcy Code. Each party acknowledges that if such party, as a debtor in possession or a trustee-in-bankruptcy in a case under the Bankruptcy Code, rejects this Agreement, the other party may elect to retain its rights under this Agreement as provided in Section 365(n) of the Bankruptcy Code. Each party irrevocably waives all arguments and defenses arising under 11 U.S.C. 365(c)(1) or successor provisions to the effect that applicable law excuses the party, other than the debtor, from accepting performance from or rendering performance to an entity other than the debtor or debtor in possession as a basis for opposing assumption of the Agreements by the other party in a case under Chapter 11 of the Bankruptcy Code to the extent that such consent is required under 11 U.S.C. § 365(c)(1) or any successor statute; provided, however, that the debtor in possession, or trustee-in-bankruptcy agrees in writing that any Change of Control (whether resulting from such bankruptcy proceeding or otherwise) shall remain subject to Article IV above. In the event that a party liquidates, winds up or otherwise ceases to conduct business in the ordinary course, then the licenses granted to such party under this Agreement shall terminate and the licenses granted to the other party shall remain in effect without limitation.

6.8                                 Severability. If any provision of this Agreement is held to be illegal or unenforceable, such provision shall be limited or eliminated to the minimum extent necessary so that the remainder of this Agreement will continue in full force and effect and be enforceable. The parties agree to negotiate in good faith an enforceable substitute provision for any invalid or unenforceable provision that most nearly achieves the intent of such provision.

6.9                                 Entire Agreement. This Agreement, together with the Settlement Agreement, collectively embody the entire understanding of the parties with respect to the subject matter hereof, and merge all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement.

6.10                           Modification; Waiver. No modification or amendment to this Agreement, nor any waiver of any rights, will be effective unless assented to in writing by the party to be charged, and the waiver of any breach or default will not constitute a waiver of any other right hereunder or any subsequent breach or default.

6.11                           Construction. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.”  The headings in this Agreement will not be referred to in connection with the construction or interpretation of this Agreement.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

6.12                           Counterparts. This Agreement may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. This Agreement may be executed by facsimile signatures and such signatures shall be deemed to bind each party as if they were original signatures.

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed below by their respective duly authorized officers.

Avistar Communications Corporation		Polycom, Inc.

By:	/s/ William L. Campbell	By:	/s/ Michael R. Kourney

Name:	William L. Campbell	Name:	Michael R. Kourney

Title:	Vice Chairman & Chief Admin Officer	Title:	Chief Financial Officer

Date:	November 12, 2004	Date:	November 12, 2004

Collaboration Properties, Inc.

By:	/s/ William L. Campbell

Name:	William L. Campbell

Title:	President and Chief Executive Officer

Date:	November 12, 2004

[***]  Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.